EXHIBIT A

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment") is effective as of the 13th day of September, 2002, by and among BR HOLDING, INC., a Georgia corporation (“Bull Run"), CAPITAL SPORTS PROPERTIES, INC., a Delaware corporation (“Capital"), HOST COMMUNICATIONS, INC., a Kentucky corporation (“Host") and DATASOUTH COMPUTER CORPORATION, a Delaware corporation (“Datasouth” and together with Bull Run, Capital and Host, the “Borrowers"), as Borrowers, BULL RUN CORPORATION, a Georgia corporation (the “Parent"), as a Guarantor, THE LENDERS SIGNATORY HERETO (collectively, the “Lenders"), BANK OF AMERICA, N.A. and BANK ONE, KENTUCKY, NA, as Issuing Banks (collectively, the “Issuing Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Syndication Agent for the Issuing Banks and the Lenders (the “Syndication Agent"), BANK OF AMERICA, N.A., as Administrative Agent for the Issuing Banks and the Lenders (the “Administrative Agent").

RECITALS

     WHEREAS, the Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2001, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 8, 2002, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of February 22, 2002, as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2002 and as amended by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of June 28, 2002 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement"), pursuant to which the Lenders have agreed to make one or more loans from time to time to the Borrowers in accordance with the terms and conditions thereof; and

     WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent extend the Maturity Date and consent to certain other amendments to the Credit Agreement, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to do so to the extent set forth herein;

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

     1.     Amendments to Article 1.

     (a)  Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definition of “Maturity Date” in its entirety and by substituting the following in lieu thereof:

“Maturity Date” shall mean October 15, 2002, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise) in accordance with the terms hereof.”

     (b)  Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of “Overadvance Cushion” in its entirety and by substituting the following in lieu thereof:

“Overadvance Cushion” shall mean (1) for the period from March 29, 2002 until the date of delivery of the Borrowing Base Certificate for the period ending July 31,2002, $5,000,000, (2) for the period from delivery of the Borrowing Base Certificate for the period ending July 31, 2002 until the date of delivery of the Borrowing Base Certificate for the period ending August 31, 2002, $8,000,000, (3) for the period from delivery of the Borrowing Base Certificate for the period ending August 31, 2002 until the date of delivery of the Borrowing Base Certificate for the period ending September 30, 2002, $15,000,000 and (4) for the period from delivery of the Borrowing Base Certificate for the period ending September 30, 2002 until the Maturity Date, $0,”

     2.     Amendment to Section 2.4. Section 2.4 of the Credit Agreement, Fees, is hereby modified and amended by deleting subsection (d) in its entirety and by substituting the following in lieu thereof:

"(d) Overadvance Cushion Fee. The Borrowers, jointly and severally, agree to pay to the Lenders, in accordance with the Lenders’ respective Revolving Commitment Ratio, a fee on the amount of the average outstanding daily balance of Advances under the Overadvance Cushion, at a rate of two percent (2%) per annum. Such Overadvance Cushion fee shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed, shall be payable in arrears on (i) August 16 for the period from July 15, 2002 through and including August 15, 2002, (ii) September 16 for the period from August 16, 2002 through and including September 15, 2002, and (iii) October 15 for the period from September 16, 2002 through and including October 14, 2002 and shall be fully earned when due and non-refundable when paid.”

     3.     Amendments to Section 7.1. Section 7.1 of the Credit Agreement, Indebtedness, is hereby modified and amended by deleting subsection (n) in its entirety and by substituting the following in lieu thereof:

"(n) Indebtedness of the Borrowers to an Affiliate incurred after the Sixth Amendment Date and repayable in full on or before August 31, 2002 in the amount of $4,000,000 or any refinancing of such indebtedness in an aggregate principal amount not to exceed $4,000,000, plus the amount of any accrued interest plus fees (which accrued interest and fees may be capitalized) with a maturity date no earlier than 180 days after the Maturity Date; and"

     4.     No Other Amendments and Consents. Except for the amendments and consents expressly set forth and referred to above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s security interests in, security titles to or other Liens on any Collateral for the Obligations.

     5.     Representations and Warranties. To induce the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent to enter into this Amendment, each of the Borrowers hereby warrants, represents and covenants to the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent that: (a) each representation or warranty of the Borrowers set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) such Borrower has the corporate power and authority to (i) enter into this Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower; (c) this Amendment has been duly authorized, validly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms; (d) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and (e) as of the date hereof and after giving effect to the amendments contained in this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. The Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby ratify and affirm all of the terms and conditions of the Credit Agreement and the Loan Documents applicable to each of them, including, without limitation, the Borrowers’ joint and several liability for the Obligations. The parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of Georgia or otherwise.

     6.     Reimbursement of Costs and Expenses. The Borrowers hereby jointly and severally agree to reimburse the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent on demand for all costs (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

     7.     Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date set forth above (except for the amendment set forth in Paragraph 3 above which amendment shall be effective as of August 31, 2002) subject to:

(a) the truth and accuracy in all respects of the representations and warranties of the Borrowers contained in Section 10 above; and

(b) the receipt by the Administrative Agent of one or more duly executed counterparts of this Amendment signed by the Borrowers, the Parent, and each of the Lenders.

     8.     Release. Each of the Parent and the Borrowers hereby waives and releases each of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement, the Notes and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, except in the case of willful misconduct or gross negligence on the part of such Person.

     9.     Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

     10.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     11.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of September 13, 2002 and to be made effective as of the date first above written.

BORROWERS:	BR HOLDING, INC

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President – Finance

CAPITAL SPORTS PROPERTIES, INC

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President

HOST COMMUNICATIONS, INC

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President

DATASOUTH COMPUTER CORPORATION

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Executive VP – Finance & Admin.

PARENT:	BULL RUN CORPORATION

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President – Finance

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A

By: /s/ NANCY S. GOLDMAN

Name: Nancy S. Goldman

Title: Senior Vice President

SYNDICATION AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank)

By: /s/ BRUCE W. LOFTIN

Name: Bruce W. Loftin

Title: Managing Director

ISSUING BANKS:	BANK OF AMERICA, N.A

By: /s/ NANCY S. GOLDMAN

Name: Nancy S. Goldman

Title: Senior Vice President

BANK ONE, KENTUCKY, NA

By: /s/ RICHARD M. HIXSON

Name: Richard M. Hixson

Title: Vice President

LENDERS:	BANK OF AMERICA, N.A

By: /s/ NANCY S. GOLDMAN

Name: Nancy S. Goldman

Title: Senior Vice President

BANK ONE, KENTUCKY, NA

By: /s/ RICHARD M. HIXSON

Name: Richard M. Hixson

Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION (as successor in interest to Wachovia Bank, N.A. and formerly known as First Union National Bank)

By: /s/ BRUCE W. LOFTIN

Name: Bruce W. Loftin

Title: Managing Director